Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer Exhibit 99.1

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities. Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements. Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.5 billion in assets *(as of 12.31.13)*
- Institutional ownership: 42%
- Insider ownership: 4%
- $752 million market cap. *(as of 12.31.13)*
- Stock price: $25.31 *(as of 12.31.13)*
- Bank holding company with 55 offices and 5 insurance locations
- Northeast Ohio loan production office established in 2012
- Central Ohio loan production office established in 2014
- Hired 2 local community bankers in State College, PA to service Central Pennsylvania in 2014
- Stock symbol: STBA-NASDAQ Global Select

Akron
Columbus
State College
Harrisburg
Philadelphia
Pittsburgh
Clarion
Jefferson
Clearfield
Centre
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Cambria
Blair
Westmoreland
Washington
S&T Bank
Mainline
Gateway
Loan Production Offices

Corporate Profile

The Right Size
• Big enough to:
– Provide full complement of products and services
– Access technology
– Access capital markets
– Attract talent
– Expand – mergers and acquisitions/de novo
• Small enough to:
– Stay close to our customers
– Understand our markets
– Be responsive

STBA Investment Thesis
• Stable Western PA economy
• Long-term Marcellus Shale benefit
• Opportunistic & effective acquisitions/expansions
• Loan growth
• Excellent asset quality
• Demonstrated expense discipline and efficiency
• Historically high performer
• Undervalued compared to peer

S&T Bancorp, Inc

Unemployment

US
PA
Pittsburgh MSA
10.5%
9.5%
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Source: Federal Reserve Bank of St. Louis Seasonally adjusted

Housing Price Index
120
115
110
105
100
95
90
2005
2006
2007
2008
2009
2010
2011
2012
2013
Pittsburgh MSA
PA
US

Source: Federal Reserve Bank of St. Louis All Transactions; Not seasonally adjusted Index 2005: Q1=100

S&T Bancorp, Inc

New York
Ohio
Pennsylvania
West Virginia
S&T Bank Regional Footprint
S&T Bank Locations
Loan Production Office Locations
Marcellus Shale Formation

Long-Term Marcellus Shale Benefit

Opportunistic & Effective Acquisitions/Expansions
• 2014 –
Hired two community bankers in -
State College, PA
• 2014 –
Loan production office opened in -
Columbus, OH
• 2012 –
Loan production office opened in
$ 106
*
Fairlawn, OH
• 2012 -
Gateway Bank of Pennsylvania
126
• 2012 -
Mainline Bancorp
242
• 2008 -
IBT Bancorp
827
• 2002 -
Peoples Financial Corp
344
Assets/Deposits Acquired
*Loans outstanding as of 12/31/13
Dollars in Millions

S&T Bancorp, Inc

Loan Growth
in millions
Loan Production
Net Loan Growth
350
300
250
200
150
100
50
0
150
100
50
0
-50
-100
-150
-200
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013

S&T Bancorp, Inc

Non Performing Loans / Total Loans

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Peer*
2008
2009
2010
2011
2012
2013

* Bank Holding Companies $3-10 Billion of Assets

S&T Bancorp, Inc

Net Charge Offs / Average Loans

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2008
2009
2010
2011
2012
2013
Peer*

* Bank Holding Companies $3-10 Billion of Assets

S&T Bancorp, Inc

Full Time Equivalent Employees

1,050
1,000
950
900
850
800
750
2008
2009
2010
2011
2012
2013
IBT
Mainlin
Gateway

S&T Bancorp, Inc

Non Interest Expense / Average Assets
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Peer*
2008
2009
2010
2011
2012
2013

* Bank Holding Companies $3-10 Billion of Assets

S&T Bancorp, Inc

Return on Average Assets

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
Peer*
2008
2009
2010
2011
2012
2013

* Bank Holding Companies $3-10 Billion of Assets

S&T Bancorp, Inc

Return on Average Equity

17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
-2.5%
-5.0%
2008
2009
2010
2011
2012
2013
Peer*

* Bank Holding Companies $3-10 Billion of Assets

S&T Bancorp, Inc

Undervalued Compared to Peer*

ROA

1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50

75% Percentile	1.13
Median	0.97
25% Percentile	0.82
S&T	1.12

ROE

12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00

75% Percentile	10.16
Median	8.42
25% Percentile	6.68
S&T	9.12

Source: Bloomberg *KRX – KBW Regional Banking Index as of 3.13.14

S&T Bancorp, Inc

Undervalued Compared to Peer*

P / TBV

3.00
2.80
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00

75% Percentile	2.36
Median	1.98
25% Percentile	1.79
S&T	1.81

P / E

24
22
20
18
16
14
12

75% Percentile	20.8
Median	17.4
25% Percentile	15.4
S&T	14.6

Source: Bloomberg *KRX – KBW Regional Banking Index as of 3.13.14

4 Lines of Business Commercial Banking Retail Banking Wealth Management Insurance

Commercial Banking
• 38 commercial lenders
• 15 business bankers
• Privately held companies with sales
up to $150 million
• Northeast Ohio loan production office,
August, 2012
• Central Ohio loan production office,
January, 2014

Retail Banking
• Over 110,000 households
• 55 branches
• Average branch size of $66.8 million
• Strong markets
– Market deposit growth projections for 75% of branches
exceeds national and state averages.
• Over 75,000 customers enrolled in online banking
• Over 19,500 customers enrolled in mobile banking

Wealth Management • $1.9 billion AUM • 3 divisions – S&T Trust – S&T Financial Services – RIA/Stewart Capital • Annual revenue of $10.7 million; double digit growth • Mineral management capabilities

S&T-Evergreen Insurance
• Full service agency
– Commercial P&C (75%)
– Group life and health (13%)
– Personal lines (12%)
• Annual revenue of $5.4 million
• Focus on increasing penetration of
S&T customer base

Annual Summary Dollars in thousands, except per share data * Refer to appendix for reconciliation of Non-GAAP financial measures

S&T Bancorp, Inc

	2013	2012	2011	2010	2009	2008
Net Interest Income	$139,193	$135,227	$137,346	$145,846	$145,982	$143,947
Noninterest Income	51,527	51,912	44,057	47,210	38,580	37,452
Total Revenue	**190,720**	**187,139**	**181,403**	**$193,056**	**184,562**	**181,399**
Noninterest Expense	117,392	122,863	103,908	105,633	108,126	83,801
Provision for Loan Losses	8,311	22,815	15,609	29,511	72,354	12,878
Net Income Before Taxes	**65,017**	**41,461**	**61,886**	**57,912**	**4,082**	**84,720**
Taxes	14,478	7,261	14,622	14,432	(3,869)	24,517
Net Income	**50,539**	**34,200**	**47,264**	**43,480**	**7,951**	**60,203**
Preferred Stock Dividends and Discount Amortization	-	-	7,611	6,201	5,913	-
Net Income Available to Common Shareholders	**$50,539**	**$34,200**	**$39,653**	**$37,279**	**$2,038**	**$60,203**
Diluted Earnings per Share	$1.70	$1.18	$1.41	$1.34	$0.07	$2.28

Income Statement Dollars in thousands, except per share data

S&T Bancorp, Inc

	2013	2012	2011	2010	2009	2008
Securities	$509,425	$452,266	$357,596	$288,025	$354,860	$449,524
Interest-bearing Balances	53,594	257,116	208,854	61,260	11,462	5,052
Loans, Net	3,522,080	3,322,637	3,083,768	3,312,540	3,344,827	3,526,027
Other	448,091	494,683	469,776	452,514	459,326	457,765
Total Assets	**$4,533,190**	**$4,526,702**	**$4,119,994**	**$4,114,339**	**$4,170,475**	**$4,438,368**
Deposits	$3,672,308	$3,638,428	$3,335,859	$3,317,524	$3,304,541	$3,228,416
Borrowings	241,276	262,302	227,863	160,637	272,748	692,844
Other Liabilities	48,300	88,550	65,746	57,513	39,868	68,414
Equity	571,306	537,422	490,526	578,665	553,318	448,694
Total Liabilities & Equity	**$4,533,190**	**$4,526,702**	**$4,119,994**	**$4,114,339**	**$4,170,475**	**$4,438,368**

Balance Sheet Dollars in thousands

S&T Bancorp, Inc

	2013	2012	2011	2010	2009	2008
Commercial						
Commercial Real Estate	$1,607,756	$1,452,133	$1,415,333	$1,494,202	$1,428,329	$1,440,200
Commercial & Industrial	842,449	791,396	685,753	722,359	701,650	822,543
Construction	143,675	168,143	188,852	259,598	359,342	361,910
Total Commercial	**2,593,880**	**2,411,672**	**2,289,938**	**2,476,159**	**2,489,321**	**2,624,653**
Consumer						
Residential Mortgage	487,092	427,303	358,846	359,536	357,393	407,866
Home Equity	414,195	431,335	411,404	441,096	458,643	438,380
Installment and Other Consumer	67,883	73,875	67,131	74,780	81,141	13,014
Construction	3,149	2,437	2,440	4,019	11,836	84,066
Total Consumer	**927,319**	**934,950**	**839,821**	**879,431**	**909,013**	**943,326**
Total Portfolio Loans	**3,566,199**	**3,346,622**	**3,129,759**	**3,355,590**	**3,398,334**	**3,567,979**
Total Loans Held for Sale	2,136	22,499	2,850	8,337	6,073	737
Total Loans	**$3,568,335**	**$3,369,121**	**$3,132,609**	**$3,363,927**	**$3,404,407**	**$3,568,716**

Loan Portfolio Dollars in thousands

Asset Quality

Capital Ratios * Refer to appendix for reconciliation of Non-GAAP financial measures

S&T Bancorp, Inc

	2013	2012	2011	2010	2009	2008
Tangible Common Equity/Tangible Assets (Non-GAAP)						
Total Shareholders' Equity (GAAP Basis)	$571,306	$537,422	$490,526	$578,665	$553,318	$448,694
Less: Goodwill & Other Intangible Assets and Preferred Equity	(179,579)	(181,083)	(171,001)	(278,875)	(279,945)	(175,259)
Tangible Common Equity (Non-GAAP)	**391,727**	**356,339**	**319,525**	**299,790**	**273,373**	**273,435**
Total Assets (GAAP Basis)	4,533,190	4,526,702	4,119,994	4,114,339	4,170,475	4,438,368
Less: Goodwill & Other Intangible Assets and Preferred Equity	(179,579)	(181,083)	(171,001)	(278,875)	(279,945)	(175,259)
Total Loans	**$4,353,611**	**$4,345,619**	**$3,948,993**	**$3,835,464**	**$3,890,530**	**$4,263,109**
Tangible Common Equity/Tangible Assets (Non-GAAP)	**9.00%**	**8.20%**	**8.09%**	**7.82%**	**7.03%**	**6.41%**
Total Interest Income	$153,756	$156,251	$165,079	$180,419	$195,087	$216,118
Total Interest Expense	14,563	21,024	27,733	34,573	49,105	72,171
Net Interest Income per Consolidated Statements of Net Income	**139,193**	**135,227**	**137,346**	**145,846**	**145,982**	**143,947**
Adjustment to FTE Basis	4,850	4,471	4,154	4,627	5,202	5,147
Net Interest Income per Consolidated Statements of Net Income	**$144,043**	**$139,698**	**$141,500**	**$150,473**	**$151,184**	**$149,094**
Net Interest Margin	3.39%	3.45%	3.72%	3.93%	3.76%	3.93%
Adjustment to FTE Basis	0.11	0.12	0.11	0.12	0.13	0.14
Net Interest Margin (FTE) (Non-GAAP)	**3.50%**	**3.57%**	**3.83%**	**4.05%**	**3.89%**	**4.07%**

APPENDIX – Non-GAAP Measures